Exhibit 99.1

Impinj Reports Third Quarter 2019 Financial Results

SEATTLE, WA, Nov. 4, 2019– Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today released its financial results for the third quarter ended September 30, 2019.

“Our third-quarter results were strong, with revenue and adjusted EBITDA outperforming our guidance,” said Chris Diorio, Impinj co-founder and CEO. “Quarterly revenue exceeded $40 million for the first time, driven by strong performance in both endpoint ICs and systems.”

Third Quarter 2019 Financial Summary

•	Revenue of $40.8 million
•	GAAP gross margin of 48.5%; non-GAAP gross margin of 50.2%
•	GAAP net loss of $4.1 million, or loss of $0.19 per diluted share using 22.0 million shares
•	Adjusted EBITDA of $2.1 million
•	Non-GAAP net income of $1.9 million, or income of $0.09 per diluted share using 22.9 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Fourth Quarter 2019 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the fourth quarter of 2019 (in millions, except per share data):

Three Months Ending
December 31, 2019
Revenue	$37.0 to $39.0
GAAP Net loss	$(7.1) to $(6.1)
Adjusted EBITDA (loss)	$(0.5) to $1.0
Non-GAAP net income (loss)	$(0.7) to $0.9
GAAP Weighted-average shares — basic and diluted	22.05 to 22.15
GAAP Net loss per share — basic and diluted	$(0.32) to $(0.28)
Non-GAAP Weighted-average shares — basic	22.05 to 22.15
Non-GAAP Weighted-average shares — diluted	22.05 to 23.05
Non-GAAP Net income (loss) per share — basic and diluted	$(0.03) to $0.04

A reconciliation between GAAP and non-GAAP is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, Nov. 4, 2019 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to ask questions on its third quarter 2019 results, as well as its outlook for its fourth quarter of 2019. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on our website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10135364.

Management’s prepared written remarks, along with quarterly financial data, will be made available on our website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and financial outlook for the fourth quarter of 2019. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj, Inc. (NASDAQ: PI) wirelessly connects billions of everyday items such as apparel, medical supplies, automobile parts, luggage and food to consumer and business applications such as inventory management, patient safety, asset tracking and item authentication. The Impinj platform uses RAIN RFID to deliver timely information about these items to the digital world, thereby enabling the Internet of Things.

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

###

Contacts:

Investor Relations

ir@impinj.com

+1-206-315-4470

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	September 30, 2019	December 31, 2018
Assets:
Current assets:
Cash and cash equivalents	$16,931	$17,530
Short-term investments	46,151	38,543
Accounts receivable, net	24,803	18,462
Inventory	36,274	44,725
Prepaid expenses and other current assets	2,259	1,954
Total current assets	126,418	121,214
Property and equipment, net	16,704	19,778
Operating lease right-of-use assets	17,149	—
Other non-current assets	256	196
Goodwill	3,881	3,881
Total assets	$164,408	$145,069
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$6,074	$4,643
Accrued compensation and employee related benefits	4,908	7,409
Accrued liabilities	2,722	2,887
Current portion of operating lease liabilities	3,292	—
Current portion of restructuring liabilities	94	582
Current portion of long-term debt	3,200	5,930
Current portion of finance lease liabilities	353	523
Current portion of deferred rent	—	402
Current portion of deferred revenue	794	649
Total current liabilities	21,437	23,025
Long-term debt, net of current portion	20,183	17,633
Operating lease liabilities, net of current portion	19,778	—
Finance lease liabilities, net of current portion	18	258
Long-term liabilities — other	302	304
Long-term restructuring liabilities	—	487
Deferred rent, net of current portion	—	5,294
Deferred revenue, net of current portion	154	185
Total liabilities	61,872	47,186

Stockholders' equity:
Common stock, $0.001 par value	22	21
Additional paid-in capital	357,541	337,627
Accumulated other comprehensive income (loss)	36	(9)
Accumulated deficit	(255,063)	(239,756)
Total stockholders' equity	102,536	97,883
Total liabilities and stockholders' equity	$164,408	$145,069

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Revenue	$40,762	$34,405	$112,015	$88,015
Cost of revenue	20,981	17,857	57,945	46,045
Gross profit	19,781	16,548	54,070	41,970
Operating expenses:
Research and development	10,344	8,804	27,678	25,170
Sales and marketing	7,842	7,864	24,579	24,746
General and administrative	5,503	6,695	16,653	16,981
Restructuring costs	—	—	—	3,749
Total operating expenses	23,689	23,363	68,910	70,646
Loss from operations	(3,908)	(6,815)	(14,840)	(28,676)
Other income, net	317	204	947	561
Interest expense	(413)	(390)	(1,263)	(970)
Loss before income taxes	(4,004)	(7,001)	(15,156)	(29,085)
Income tax expense	(77)	(69)	(151)	(159)
Net loss	$(4,081)	$(7,070)	$(15,307)	$(29,244)
Net loss per share — basic and diluted	$(0.19)	$(0.33)	$(0.70)	$(1.37)
Weighted-average shares — basic and diluted	21,961	21,403	21,738	21,287

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Nine Months Ended
	September 30,
	2019	2018
Operating activities:
Net loss	$(15,307)	$(29,244)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	3,637	3,394
Stock-based compensation	11,813	8,013
Non-cash restructuring benefit	—	(454)
Accretion of discount or amortization of premium on short-term investments	(464)	(247)
Amortization of debt issuance costs	51	57
Changes in operating assets and liabilities:
Accounts receivable	(6,341)	2,656
Inventory	8,451	(2,112)
Prepaid expenses and other assets	(222)	391
Deferred revenue	114	(288)
Deferred rent	—	(176)
Accounts payable	1,508	(774)
Accrued compensation and employee related benefits	(2,440)	(720)
Operating lease right-of-use assets	1,505	—
Operating lease liabilities	(2,255)	—
Accrued liabilities and other liabilities	164	1,223
Restructuring liabilities	—	1,576
Net cash provided by (used in) operating activities	214	(16,705)
Investing activities:
Purchases of investments	(59,036)	(33,397)
Proceeds from maturities of investments	51,794	35,402
Purchases of property and equipment	(971)	(3,051)
Net cash used in investing activities	(8,213)	(1,046)
Financing activities:
Principal payments on finance lease obligations	(410)	(717)
Payments on term and equipment loans	(4,222)	(2,230)
Proceeds from term loans, net of debt issuance costs	3,991	16,379
Proceeds from exercise of stock options and employee stock purchase plan	8,041	2,627
Net cash provided by financing activities	7,400	16,059
Net decrease in cash and cash equivalents	(599)	(1,692)
Cash and cash equivalents
Beginning of period	17,530	19,285
End of period	$16,931	$17,593

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, we use non-GAAP financial measures by financial statement line items that exclude, if applicable for the periods presented, the effects of stock-based compensation, depreciation, investigation costs, restructuring costs and other expenses that we believe do not reflect our core operating performance. Our key non-GAAP liquidity and performance measures include adjusted EBITDA and non-GAAP net income (loss), see definitions of such below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe excluding those income and expenses inherent in calculating adjusted EBITDA and non-GAAP net income (loss) can provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that adjusted EBITDA and non-GAAP net income (loss) provide useful information to investors and others in understanding and evaluating our operating results in the same manner as it does for our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; other income, net; interest expense; and income tax benefit (expense).

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; amortization of debt issuance costs; and non-cash income tax benefit (expense). We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of future income tax liabilities by utilizing our deferred tax assets, which comprise primarily federal net operating loss carryforwards and federal research and experimentation credit carryforwards.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
GAAP Gross profit	$19,781	$16,548	$54,070	$41,970
Adjustments:
Depreciation	496	497	1,543	1,500
Stock-based compensation	192	144	495	325
Non-GAAP Gross profit	$20,469	$17,189	$56,108	$43,795

GAAP Gross margin	48.5%	48.1%	48.3%	47.7%
Adjustments:
Depreciation	1.2%	1.5%	1.4%	1.7%
Stock-based compensation	0.5%	0.4%	0.4%	0.4%
Non-GAAP Gross margin	50.2%	50.0%	50.1%	49.8%

GAAP Research and development	$10,344	$8,804	$27,678	$25,170
Adjustments:
Depreciation	(499)	(403)	(1,406)	(1,190)
Stock-based compensation	(1,717)	(1,039)	(4,028)	(2,620)
Non-GAAP Research and development	$8,128	$7,362	$22,244	$21,360

GAAP Sales and marketing	$7,842	$7,864	$24,579	$24,746
Adjustments:
Depreciation	(127)	(129)	(383)	(389)
Stock-based compensation	(1,622)	(1,188)	(4,028)	(2,876)
Non-GAAP Sales and marketing	$6,093	$6,547	$20,168	$21,481

GAAP General and administrative	$5,503	$6,695	$16,653	$16,981
Adjustments:
Depreciation	(98)	(107)	(305)	(315)
Stock-based compensation	(1,262)	(964)	(3,262)	(2,192)
Investigation costs	—	(1,449)	—	(1,449)
Non-GAAP General and administrative	$4,143	$4,175	$13,086	$13,025

GAAP Total operating expenses	$23,689	$23,363	$68,910	$70,646
Adjustments:
Depreciation	(724)	(639)	(2,094)	(1,894)
Stock-based compensation	(4,601)	(3,191)	(11,318)	(7,688)
Investigation costs	—	(1,449)	—	(1,449)
Restructuring costs	—	—	—	(3,749)
Non-GAAP Total operating expenses	$18,364	$18,084	$55,498	$55,866

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
GAAP Net loss	$(4,081)	$(7,070)	$(15,307)	$(29,244)
Adjustments:
Depreciation	1,220	1,136	3,637	3,394
Stock-based compensation	4,793	3,335	11,813	8,013
Investigation costs	—	1,449	—	1,449
Restructuring costs	—	—	—	3,749
Other income, net	(317)	(204)	(947)	(561)
Interest expense	413	390	1,263	970
Income tax expense	77	69	151	159
Adjusted EBITDA	$2,105	$(895)	$610	$(12,071)

GAAP Net loss	$(4,081)	$(7,070)	$(15,307)	$(29,244)
Adjustments:
Depreciation	1,220	1,136	3,637	3,394
Stock-based compensation	4,793	3,335	11,813	8,013
Investigation costs	—	1,449	—	1,449
Restructuring costs	—	—	—	3,749
Amortization of debt issuance costs	16	18	51	57
Non-cash income tax benefit	—	12	—	40
Non-GAAP Net income (loss)	$1,948	$(1,120)	$194	$(12,542)
Non-GAAP Net income (loss) per share:
Basic	$0.09	$(0.05)	$0.01	$(0.59)
Diluted	$0.09	$(0.05)	$0.01	$(0.59)
GAAP and non-GAAP Weighted-average shares — basic	21,961	21,403	21,738	21,287

GAAP Weighted-average shares — diluted	21,961	21,403	21,738	21,287
Dilutive shares from stock plans	894	—	658	—
Non-GAAP Weighted-average shares — diluted	22,855	21,403	22,396	21,287

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
December 31,
2019
GAAP Net loss	$(6,640)
Adjustments:
Forecasted Depreciation	1,319
Forecasted Stock-based compensation	5,400
Forecasted Interest expense	422
Forecasted Other income, net	(340)
Forecasted Income tax expense	64
Adjusted EBITDA	$225

GAAP Net loss	$(6,640)
Adjustments:
Forecasted Depreciation	1,319
Forecasted Stock-based compensation	5,400
Forecasted Amortization of debt issuance costs	21
Forecasted Non-cash income tax expense	—
Non-GAAP Net income	$100

GAAP Net loss per share — basic and diluted	$(0.30)
Non-GAAP Net loss per share — basic and diluted	$0.00

GAAP weighted-average shares — basic and diluted	22,100

Non-GAAP weighted-average shares — basic	22,100
Dilutive shares from stock plans	900
Non-GAAP weighted-average shares — diluted	23,000